                        UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        SCHEDULE 14A
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]    Filed by a Party other than the
                               Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       GLEN BURNIE BANCORP
----------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total fee paid:

          ------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
          ----------------------------

     2.   Form, Schedule or Registration Statement No.:
          ----------------------------

     3    Filing Party:
          ----------------------------

     4.   Date Filed:
          ----------------------------

           [GLEN BURNIE BANCORP LETTERHEAD]


                   April 11, 2000




Dear Fellow Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Glen Burnie Bancorp (the "Company") to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie,
Maryland on Thursday, May 11, 2000 at 2:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting which includes the election of directors and authorization for the Board of Directors to select the Company's auditors for the 2000 fiscal year.

     Enclosed with this proxy statement are a proxy card and an Annual Report to Stockholders for the 1999 fiscal year. During the meeting, we will report on the operations of the Company's wholly-owned subsidiary, The Bank of Glen Burnie. Directors and officers of the Company as well as representatives of Trice Geary & Myers LLC, our independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE
EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING.   This
will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.


     Sincerely,

     /s/ John E. Demyan           /s/ F. William Kuethe, Jr.

     John E. Demyan               F. William Kuethe, Jr.
     Chairman                     President and Chief
                                  Executive Officer

________________________________________________________________
                  GLEN BURNIE BANCORP
                101 CRAIN HIGHWAY, S.E.
             GLEN BURNIE, MARYLAND  21061
                    (410) 766-3300
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON MAY 11, 2000
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of
Stockholders (the "Annual Meeting") of Glen Burnie Bancorp (the
"Company") will be held at La Fontaine Bleu, 7514 Ritchie
Highway, Glen Burnie, Maryland on Thursday, May 11, 2000 at 2:00 p.m., Eastern Time.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting has been called for the following purposes:

          1.   To elect four directors;

          2. To authorize the Board of Directors to select an outside auditing firm for the 2000 fiscal year;
               and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 3, 2000 are the only stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      /s/ Dorothy A. Abel

                      DOROTHY A. ABEL
                      SECRETARY

Glen Burnie, Maryland
April 11, 2000
________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

                    PROXY STATEMENT
                          OF
                  GLEN BURNIE BANCORP
                101 CRAIN HIGHWAY, S.E.
             GLEN BURNIE, MARYLAND  21061


            ANNUAL MEETING OF STOCKHOLDERS
                     MAY 11, 2000

________________________________________________________________
                        GENERAL
________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Glen Burnie Bancorp (the "Company") to be used at the 2000 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the "Annual Meeting") which will be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 11, 2000 at 2:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about April 11, 2000.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR THE NOMINEES NAMED BELOW AND FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO SELECT AN AUDITING FIRM. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dorothy A. Abel, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record as of the close of business on April 3, 2000 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 1,098,939 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date and by all directors, nominees and executive officers as a group.

                                       AMOUNT AND NATURE        PERCENT OF SHARES
 NAME AND ADDRESS                        OF BENEFICIAL           OF COMMON STOCK
OF BENEFICIAL OWNER                      OWNERSHIP (1)             OUTSTANDING
-------------------                    -----------------        -----------------
John E. and Margarette Z. Demyan
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061               113,238 (2)             10.30%

F. William and Beverly F. Kuethe, Jr.
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061                87,623 (3)              7.97%

Eugene P. Nepa
13 First Street
Annapolis, Maryland  21401                 108,653 (4)              9.89%

Charles L. and Ruth G. Hein
101 Crain Highway, S.E.
Glen Burnie, Maryland 21061                 58,663 (5)              5.33%

All directors, nominees and executive
  officers as a group (14 persons)         310,155                 28.22%

___________
(1) Rounded to nearest whole share. For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals or group exercise sole voting and investment power over the shares of the Common Stock. For information relating to the number of shares of Common Stock beneficially owned by each director of the Company, see "Proposal I -- Election of Directors."
(2) Includes 4,570 shares held by Mr. Demyan individually and 4,730 shares held by Mrs. Demyan individually.
(3) Includes 33,792 shares held by Mr. Kuethe individually or jointly with others and 24,000 shares held by Mrs. Kuethe individually.
(4) Includes 92,660 shares held by the Eugene P. Nepa Revocable Trust and 13,098 shares held in Mr. Nepa's Individual Retirement Account ("IRA").
(5) Includes 30,022 shares held by Mr. Hein individually or jointly with others and 20,519 shares owned by Mrs. Hein individually or jointly with others.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Board of Directors currently consists of 12 directors. Under the Company's Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. The Board has nominated Charles L. Hein, Alan E. Hahn, Shirley E. Boyer and John I. Young for election as directors to serve for terms of three years each and until their successors are elected and qualified. John I. Young was appointed to the Board of Directors in February to fill the vacancy created by the resignation of Eugene P.

Nepa. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

    Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that any nominee will be unavailable to serve.

    The following table sets forth, for each nominee and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Company, the expiration of his or her current term, the amount and nature of their beneficial ownership of the Common Stock and the percent of such shares outstanding. Each nominee and continuing director is also a member of the Board of Directors of The Bank of Glen Burnie (the "Bank") and GBB Properties, Inc. ("GBB
Properties").   There are no known arrangements or
understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.


                                                            AMOUNT AND
                                               CURRENT      NATURE OF
                                 DIRECTOR        TERM       BENEFICIAL     PERCENT
     NAME               AGE       SINCE        TO EXPIRE    OWNERSHIP (1)  OF CLASS
    ------              ---      --------      ---------    ------------   --------
                         BOARD NOMINEES FOR TERM TO EXPIRE IN 2003

Charles L. Hein          78       1997          2000         58,663 (2)     5.33%
Alan E. Hahn             64       1997          2000          6,970 (3)     0.63%
Shirley E. Boyer         63       1995          2000          7,212 (4)     0.66%
John I. Young            62       1999          2000            676 (5)     0.06%

                             DIRECTORS CONTINUING IN OFFICE

F. William Kuethe, Jr.   67       1995          2001         87,623 (6)     7.97%
Thomas Clocker           65       1995          2001          4,370 (7)     0.40%
William N. Scherer, Sr.  76       1995          2001          4,428 (8)     0.40%
Karen B. Thorwarth       42       1995          2001            782         0.07%
John E. Demyan           52       1995          2002        113,238 (9)    10.30%
Theodore L. Bertier, Jr. 71       1997          2002          9,991 (10)    0.91%
F. W. Kuethe, III        40       1992          2002         14,777 (11)    1.34%
Mary Lou Wilcox          51       1997          2002            713         0.06%

____________
(1) Rounded to nearest whole share. For the definition of "beneficial ownership," see footnote 1 to the table in the section entitled "Voting Securities and Principal Holders Thereof." Unless otherwise noted, ownership is direct and the named individual has sole voting and investment power.
(2) Includes 17,948 shares as to which he shares voting and investment power, 20,118 shares held as trustee and 20,519 shares held by his spouse as to which he disclaims beneficial ownership.
(3) Includes 2,947 shares to which he shares voting and investment power and 3,802 shares held in his IRA.
(4)  Includes 6,531 shares as to which she shares voting and investment power.
(5)  Includes 576 shares as to which he shares voting and investment power.
(6) Includes 45,404 shares as to which he shares voting and investment power and 24,000 shares held by his spouse as to which he disclaims beneficial ownership.

                            -3-

(7) Includes 3,559 shares as to which he shares voting and investment power.
(8) Includes 4,014 shares as to which he shares voting and investment power.
(9) Includes 103,938 shares as to which he shares voting and investment power and 4,730 shares held by his spouse as to which he disclaims beneficial ownership.
(10)Includes 368 shares as to which he shares voting and investment power and 921 shares beneficially owned by his spouse as to which he disclaims beneficial ownership.
(11)Includes 11,882 shares as to which he shares voting and investment power and 2,612 shares beneficially owned by his spouse as to which he disclaims beneficial ownership.

    Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

    CHARLES L. HEIN is a Glen Burnie native. He has dedicated nearly 40 years to the Episcopal Church, serving as Pastor of the St. Thomas Episcopal Church in Towson, Maryland until his retirement in 1989. During his tenure, he served on the Vestry (the parish governing body) as President and is currently the Supply Clergyman at the Church of the Ascension in Scarboro, Maryland. He is also a purchaser and restorer of residential properties and mortgagee of residential properties in Baltimore County.

    ALAN E. HAHN has 10 years of experience managing electronic data in the banking industry along with planning, administering and evaluating data systems. He served 20 years with the United States Air Force before retiring and continuing his work in information systems. He currently serves as Chairman of the Bank's Data Processing Committee. Mr. Hahn is the owner/manager of various residential properties in Anne Arundel County, Maryland.

    SHIRLEY E. BOYER is the owner/manager of a large number of residential properties in Anne Arundel County, Maryland. She has 13 years experience in the local banking industry where she was give progressive responsibilities, holding positions from Teller to Assistant Branch Manager.

    JOHN I. YOUNG serves as Executive Vice President and Chief Operating Officer of the Bank, a position to which he was appointed in December 1999 after joining the Bank as Senior Vice President in March 1999. Prior to joining the Bank, he had been president of Young-Harris, Inc., a financial industry consulting company since 1980. He is a member of several banking professional organizations including the Independent Community Bankers Association and the Maryland Bankers Association and currently holds the position of President of the St. Andrew's Society of Baltimore.

    F. WILLIAM KUETHE, JR. has served as President and Chief Executive Officer of the Company and the Bank since 1995. He also served as a director of the Bank from 1960 through 1989. He was formerly President of Glen Burnie Mutual Savings Bank from 1960 through 1995. Mr. Kuethe, a former licensed appraiser and real estate broker, has banking experience at all levels. F. William Kuethe, Jr. is the father of Frederick W. Kuethe, III.

    THOMAS CLOCKER has been the owner/operator of Angel's Food Market in Pasadena, Maryland since 1960. He served on the Mid-Atlantic Food Association's board of directors for nine years and is a founding member of the Pasadena Business Association. Mr. Clocker is actively involved in the community as a supporter of local schools, athletic associations and scouting groups.

    WILLIAM N. SCHERER, SR. has been a member of the local business community since 1952 when he owned and operated an accounting and tax business. After graduating from law school in 1962, he opened a law practice in Glen Burnie. He currently specializes in wills and estates. He has also operated Scherer's Market in Jessup, Maryland since 1960.

    KAREN B. THORWARTH is a Certified Insurance Counselor and licensed agent. With 20 years of experience, she specializes in underwriting and marketing private pleasure yacht insurance. From 1979-1997, she was employed by Basil-Voges, Inc., an insurance agency in Annapolis, Maryland and she currently serves that company on a contractual basis.

    JOHN E. DEMYAN has been Chairman of the Board of the Company, the Bank and GBB Properties since 1995. He previously served as a director of the Company and the Bank from 1990 through 1994. He completed the Maryland Banking School in 1994. He is the owner and manager of commercial and residential properties in northern Anne Arundel County, Maryland. Mr. Demyan is also a commercial multi-engine pilot and flight instructor. He is an active volunteer with Angel
Flight Mid-Atlantic, an organization which provides free air transportation for medical treatments to individuals who have exhausted their resources as a result of their medical condition.

    THEODORE L. BERTIER, JR. retired as manager of the design and drafting department of Westinghouse Electric Corp. in 1993. He has more than 40 years of business and financial management experience. He served as a director of the Bank from 1970 through 1995. Mr. Bertier was a member of the Maryland General Assembly from 1962 to 1970 where he served as both a delegate and a senator.

    FREDERICK W. KUETHE, III has been a Vice President of the Company since 1995 and a director of the Bank since 1988. In addition to his active participation on the board, he also works in software design and systems integration at Northrop Grumman Corp. (formerly Westinghouse Electric Corporation). He is chairman of the Audit Committee. and a graduate of the Maryland Banking School. Frederick W. Kuethe, III is the son of F. William Kuethe, Jr.

    MARY LOU WILCOX is a kindergarten teacher at Belle Grove
Elementary School in Brooklyn Park, Maryland. She is an active member of the community and has served on the Glen Burnie
Improvement Association's Carnival Banking Committee for over 20 years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors holds regular monthly meetings and special meetings as needed. During the year ended December 31, 1999, the Board of Directors met 12 times. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company or the Bank held during 1999 and the total number of meetings held by all committees on which the director served during such year.

    The Bank's Audit Committee acts as the audit committee for the Company and currently consists of Directors Frederick W. Kuethe, III, William N. Scherer, Sr., Shirley E. Boyer, Karen B. Thorwarth and Alan E. Hahn. The Audit Committee monitors internal accounting controls and meets with the Bank's Internal Auditor to review internal audit findings, and meets with the Company's independent auditors regarding these internal controls to assure full disclosure of the Company's financial condition. During the year ended December 31, 1999, the Audit Committee met 12 times.

    The Bank's Employee Compensation and Benefits Committee acts as the compensation committee for the Company and is composed of Directors Shirley E. Boyer, F. William Kuethe, Jr., John E. Demyan, Theodore L. Bertier, Jr., William N. Scherer, Sr., John
I. Young and Frederick W. Kuethe, III. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the officers of the Bank. This Committee met seven times during 1999.

    The Company's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor established any procedures for this purpose. The Board of Directors held one meeting during 1999 in order to make nominations for directors.

DIRECTOR COMPENSATION

    DIRECTOR'S FEES. Currently, all directors are paid a fee of $700 for each combined regular or special meeting of the Company and the Bank attended, with fees paid for one excused absence. In addition to foregoing director's fees, Mr. Demyan is compensated at the rate of $25,000 per annum for the additional responsibilities of serving as the Chairman of the Board. Directors (other than John E. Demyan, F. William Kuethe, Jr. and John I. Young who receive no fees for committee meetings) are paid an additional fee of $100 for each committee meeting attended with fees paid for up to two excused absences.

    EXECUTIVE AND DIRECTOR DEFERRED COMPENSATION PLAN. The Bank's Board of Directors has adopted The Bank of Glen Burnie Executive and Director Deferred Compensation Plan pursuant to which participating directors may elect to defer all or a portion of their fees on a pre-tax basis. Deferred fees are held in a trust account and invested as directed by the participant. Participants are fully vested in their accounts at all times and may elect to have their accounts paid out in a lump sum or in equal installments over a period of five, ten or fifteen years beginning on a date no earlier than three years after the initial deferral election. Upon a participant's death, any amounts remaining in their account will be paid to their beneficiaries.

    DIRECTOR STOCK PURCHASE PLAN. The Company maintains a Director Stock Purchase Plan (the "Director Plan") pursuant to which directors may purchase the Common Stock at a price equal to its fair market value on the date an option is granted. At December 31, 1999, there were 20,000 shares of Common Stock reserved for issuance under the Director Plan. The Director Plan was suspended in 1996 and no options are currently outstanding under the Director Plan.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth information regarding the cash and noncash compensation awarded to or earned during the past three fiscal years by the Company's Chief Executive Officer and by each executive officer whose salary and bonus earned in fiscal year 1999 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                       ANNUAL COMPENSATION
                                    ----------------------------
       NAME AND                                      OTHER ANNUAL      ALL OTHER
  PRINCIPAL POSITION         YEAR   SALARY   BONUS   COMPENSATION    COMPENSATION
  -------------------------------------------------------------------------------
  F. William Kuethe, Jr.     1999   $80,000   $12,000    $   --        $10,242 (1)
  President and Chief        1998    83,077     6,000        --         13,503
  Executive Officer          1997    80,000        --        --         14,006

  ____________
  (1) Mr. Kuethe's "Other Compensation" for 1999 consisted of $1,842 in paid insurance premiums and $8,400 in directors' fees.

TRANSACTIONS WITH MANAGEMENT

     All currently outstanding loans to directors and executive officers were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

________________________________________________________________
   PROPOSAL II -- AUTHORIZATION FOR APPOINTMENT OF AUDITORS
________________________________________________________________


     Trice Geary & Myers LLC, which was the Company's independent auditing firm for the 1999 fiscal year, is expected to be retained by the Board of Directors to be the Company's independent auditors for the 2000 fiscal year. A representative of Trice Geary & Myers LLC is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO SELECT AN OUTSIDE AUDITING FIRM FOR THE ENSUING YEAR.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the named proxies.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock ("Reporting Person") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from Reporting Persons that no annual report of change in beneficial ownership was required, the Company believes that, with respect to the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements, except for Eugene P. Nepa who failed to timely file two Form 4s.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

     The Company's 1999 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO TREASURER, GLEN BURNIE BANCORP, 101 CRAIN HIGHWAY, S.E., GLEN BURNIE, MARYLAND 21061.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 101 Crain Highway, S.E., Glen Burnie, Maryland 21061 no later than December 13, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Exchange Act. Stockholder proposals, other than those submitted pursuant to the Exchange Act, may be introduced at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Dorothy A. Abel

                              DOROTHY A. ABEL
                              SECRETARY
Glen Burnie, Maryland
April 11, 2000

                                                REVOCABLE PROXY
GLEN BURNIE BANCORP         2000 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints F. William Kuethe, Jr., John E. Demyan and William N. Scherer, Sr., or a majority of them, with full powers of substitution, as attorneys-in-fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 11, 2000 at 2:00 p.m., Eastern Time (the "Annual Meeting"), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Annual Meeting.

                                               VOTE      FOR
                                       FOR    WITHHELD  EXCEPT
                                       ---    --------  ------

1.   To elect as directors all
     nominees listed below:            [  ]     [  ]     [  ]

     Charles L. Hein
     Alan E. Hahn
     Shirley E. Boyer
     John I. Young

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY LISTED NOMINEE,
     MARK THE FOR EXCEPT BOX AND INSERT THAT NOMINEE'S NAME
     ON THE LINES PROVIDED BELOW.

     _______________________________

     _______________________________



                                       FOR    AGAINST   ABSTAIN
                                       ---    -------   -------
2.   To authorize the Board of
     Directors to select auditors
     for the 2000 fiscal year          [  ]    [  ]      [  ]

     The Board of Directors recommends a vote "FOR" the above listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR PROPOSAL 2. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

       ***  PLEASE SIGN AND DATE ON THE BACK ***

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice and a proxy statement and a 1999 Annual Report to stockholders for the annual meeting

Dated:________ , 2000     ____________________________________
                                   PRINT NAME OF STOCKHOLDER

                          ______________________________________
                                   SIGNATURE OF STOCKHOLDER

                          ______________________________________
                                   PRINT NAME OF STOCKHOLDER

                          ______________________________________
                                   SIGNATURE OF STOCKHOLDER

     Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

       IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK
THIS BOX.  [  ]

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ACCOMPANYING POSTAGE-PREPAID ENVELOPE.